Virtus Duff & Phelps Global Infrastructure Fund (the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated May 30, 2025 to the Fund’s Summary Prospectus, and the Virtus Opportunities Trust

Statutory Prospectus and Statement of Additional Information (“SAI”) applicable to the Fund,

each dated January 28, 2025, as supplemented

Important Notice to Investors

Effective May 30, 2025, Connie M. Luecke, CFA, is no longer a portfolio manager of the Fund. The Fund’s other portfolio managers, Rodney C. Clayton, CFA and Steven Wittwer, CFA, will continue to manage the Fund, and there will be no change to the investment process for the Fund in connection with Ms. Luecke’s departure.

The Fund’s Prospectuses and SAI are hereby amended to remove all references to Ms. Luecke.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020/DPIM GI PM Announcement (5/2025)